UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           __________________________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) June 22, 2005
                                                          -------------



                         Mobius Management Systems, Inc.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

                         Commission File Number: 0-24077
                                                 -------

            Delaware                                           13-3078745
            --------                                           ----------
 (State or other Jurisdiction of                            (I.R.S. Employer
         Incorporation)                                     Identification No.)


                     120 Old Post Road, Rye, New York 10580
                     --------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (914) 921-7200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

      On June 3, 2005, Mobius Management Systems, Inc. (the "Company") entered into an employment offer with David B. Barton, appointing him to serve as Senior Vice President, Worldwide Sales, effective as of June 22, 2005.

      Under the terms of the employment offer, Mr. Barton's annualized base salary will be $225,000. Mr. Barton is also eligible for annual incentive compensation of up to $250,000, if certain corporate and individual objectives are met in accordance with the Company's executive compensation incentive plan. The Company granted to Mr. Barton an option to purchase up to an aggregate of 100,000 shares of common stock of the Company pursuant to the Company's 1996 Stock Incentive Plan, at an exercise price equal to the closing share price of the common stock on the Nasdaq National Market on the date of grant. The vesting of these options is 20% on the first anniversary of the grant date and 5% every three months thereafter until June 22, 2010. Mr. Barton will also receive a lump sum payment of $40,000 as transition pay, to be made with the first payroll after his start date. If Mr. Barton was to terminate employment with the Company during his first six months of employment, Mr. Barton would be required to pay back this transition pay to the Company in full on his last day of employment. If during Mr. Barton's first six months of employment, the Company terminates employment without cause, the Company agrees to pay six months of base salary upon termination. If during Mr. Barton's seventh to twelfth months of employment, the Company terminates employment without cause, the Company agrees to pay three months of base salary upon termination. After one year of employment with the Company, no severance plan will be in effect.

      Mr. Barton will participate in the Company's benefits program generally available to the Company's employees. Employment and compensation with the Company are "at will," in that they can be terminated with or without cause, and with or without notice, at any time, at the option of either the Company or Mr. Barton. There is no express and/or implied contract of employment with the Company.

      A copy of the press release dated June 22, 2005, announcing the appointment of Mr. Barton as Senior Vice President, Worldwide Sales, is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits

      99.1 Press Release issued by Mobius Management Systems, Inc. dated June 22, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 24, 2005


                                      MOBIUS MANAGEMENT SYSTEMS, INC.

                                      By: /s/ Raymond F. Kunzmann
                                         ------------------------------------
                                         Raymond F. Kunzmann
                                         Chief Financial Officer (Principal
                                         Financial and Accounting Officer)